                          CITIELITE ANNUITY PROSPECTUS
                      FIRST CITICORP LIFE VARIABLE ANNUITY
                                SEPARATE ACCOUNT

This prospectus describes CITIELITE, a flexible premium variable annuity contract (the "Contract") issued by First Citicorp Life Insurance Company (the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). CitiElite may be issued as an individual Contract or as a group Contract. In states where only group Contracts are available, you will be issued a certificate summarizing the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts."

You can choose to have your purchase payments accumulate on a fixed and/or a variable basis. Your contract value will vary daily to reflect the investment experience of the subaccounts ("funding options") you select. The funding options currently available are:

TRAVELERS HIGH YIELD BOND TRUST
TRAVELERS MONEY MARKET PORTFOLIO
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
  Salomon Brothers Variable Capital Fund
  Salomon Brothers Variable High Yield Bond Fund
  Salomon Brothers Variable Investors Fund
  Salomon Brothers Variable Total Return Fund
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  Franklin Small Cap Investments Fund Class II
  Templeton International Fund Class II
THE TRAVELERS SERIES TRUST
  Large Cap Portfolio (Fidelity sub-adviser)
  MFS Mid Cap Growth Portfolio
  MFS Research Portfolio
  Travelers Quality Bond Portfolio
TRAVELERS SERIES FUND, INC.
  AIM Capital Appreciation Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
VARIABLE ANNUITY PORTFOLIOS
  CitiSelect(R) VIP Folio 200 Conservative
  CitiSelect(R) VIP Folio 300 Balanced
  CitiSelect(R) VIP Folio 400 Growth
  CitiSelect(R) VIP Folio 500 Growth Plus
  CitiFunds Small Cap Growth VIP Portfolio

The Fixed Account is described in Appendix A.

The contracts and/or some of the funding options may not be available in all states. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDING OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about First Citicorp Life Variable Annuity Separate Account (the "Separate Account") by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. To request a copy, write to our Customer Service Office, at First Citicorp Life Insurance Company, 800 Silver Lake Blvd., P.O. Box 7031, Dover, Delaware, 19903, or call (800) 497-4857, or access the SEC's Web Site (http://www.sec.gov). The Table of Contents of the SAI appears in Appendix B of this prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 1, 1999

                               TABLE OF CONTENTS

Index of Special Terms................      2
Summary...............................      3
Fee Table.............................      6
The Annuity Contract..................      8
  Contract Owner Inquiries............      8
  Purchase Payments...................      8
  Accumulation Units..................      8
  The Funding Options.................      8
Charges and Deductions................     10
  General.............................     10
  Withdrawal Charge...................     11
  Free Withdrawal Allowance...........     11
  Administrative Charges..............     12
  Mortality and Expense Risk Charge...     12
  Funding Option Expenses.............     12
  Premium Tax.........................     12
  Changes in Taxes Based Upon Premium
     or Value.........................     12
Transfers.............................     12
  Dollar Cost Averaging...............     13
Access to Your Money..................     13
  Systematic Withdrawals..............     14
  Loans...............................     14
Ownership Provisions..................     14
  Types of Ownership..................     14
  Beneficiary.........................     15
  Annuitant...........................     15
Death Benefit.........................     15
  Death Proceeds Before the Maturity
     Date.............................     15
  Payment of Proceeds.................     16
  Death Proceeds After the Maturity
     Date.............................     17
The Annuity Period....................     17
  Maturity Date.......................     17
  Allocation of Annuity...............     17
  Variable Annuity....................     17
  Fixed Annuity.......................     18
Payment Options.......................     18
  Election of Options.................     18
  Annuity Options.....................     18
  Income Options......................     19
Miscellaneous Contract Provisions.....     19
  Right to Return.....................     19
  Termination.........................     20
  Required Reports....................     20
  Suspension of Payments..............     20
  Transfers of Contract Values to
     Other Annuities..................     20
The Separate Account..................     20
  Performance Information.............     21
Federal Tax Considerations............     21
  General Taxation of Annuities.......     22
  Types of Contracts: Qualified or
     Nonqualified.....................     22
  Nonqualified Annuity Contracts......     22
  Qualified Annuity Contracts.........     23
  Penalty Tax for Premature
     Distributions....................     23
  Diversification Requirements for
     Variable Annuities...............     23
  Ownership of the Investments........     23
  Mandatory Distributions for
     Qualified Plans..................     23
Other Information.....................     24
  The Insurance Company...............     24
  Financial Statements................     24
  Year 2000 Compliance................     24
  Distribution of Variable Annuity
     Contracts........................     24
  Conformity with State and Federal
     Laws.............................     24
  Voting Rights.......................     25
  Legal Proceedings And Opinions......     25
Appendix A: The Fixed Account.........    A-1
Appendix B: Table of Contents of the
  Statement of Additional
  Information.........................    B-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit.....................      8
Annuitant.............................     14
Annuity Payments......................     16
Annuity Unit..........................      8
Cash Surrender Value..................     13
Contract Date.........................      8
Contract Owner (You, Your)............      8
Contract Value........................      8
Contract Year.........................      8
Fixed Account.........................    A-1
Funding Option(s).....................      8
Maturity Date.........................     16
Purchase Payment......................      8
Written Request.......................      8

                                    SUMMARY:
                           CITIELITE VARIABLE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE VARIABLE ANNUITY CONTRACT? The Contract offered by First Citicorp Life is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a nonqualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options, and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You may also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose to receive annuity payments from the Fixed Account or the variable funding options. If you want to receive scheduled payments from your annuity, you can choose from a number of annuity options or income options.

Once you make an election of an annuity option and begin to receive payments, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); and (3) rollovers from other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended.

You may purchase the Contract with an initial payment of at least $5,000, which amount may be paid in one or more installments of at least $100 within the first twelve months after the contract date. You may make additional payments of at least $100 at any time during the accumulation phase.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of the Contract Value (including charges). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk during the right to return period; therefore, the Contract Value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your full purchase payment will be refunded; during the remainder of the right to return period, the Contract Value (including charges) will be refunded. The Contract Value will be determined at the close of business on the day we receive a written request for a refund.

WHAT TYPES OF INVESTMENT OPTIONS ARE AVAILABLE? You can direct your money into the Fixed Account or any or all of the variable funding options shown on the cover page. The funding options are described in the accompanying fund prospectuses. Depending on market conditions, you may make or lose money in any of these options.

The value of the Contract will vary depending upon the investment performance of the funding options you choose. Past performance is not a guarantee of future results. Performance information that predates the separate account is considered "nonstandard" by the SEC. Such nonstandard performance is shown in the Statement of Additional Information that you may request free of charge.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. The Company may charge a fee for any transfer requests, or may limit the number of transfers allowed. The Company, at the minimum, would always allow one transfer every six months. Please refer to Appendix A for information regarding transfers between the Fixed Account and variable funding options.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. The Company deducts an annual administrative charge of $30. The annual insurance charge is 1.25% of the amounts you direct to the funding options, and the sub-account administrative charge is .15% annually. Each funding option also charges for management and other expenses. Please refer to the Fee Table for more information about the charges.

We may deduct a withdrawal charge equal to a percentage of the purchase payments withdrawn from the Contract. If you withdraw all amounts under the contract, or if you begin receiving annuity payments, the Company may be required by your state to deduct a premium tax.

HOW WILL MY CONTRIBUTIONS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. You will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. A withdrawal charge may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made (7% maximum, gradually decreasing to 0% for payments held by the Company for 7 years or more). During the first contract year, you may withdraw up to 15% of the initial purchase payment without a withdrawal charge. After the first contract year, you may withdraw up to 15% of the contract value (as of the end of the previous contract year) without a withdrawal charge. Of course, you may also have to pay income taxes and a tax penalty on taxable amounts you withdraw.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the annuitant, if you die before you move to the payout phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death and your age when the contract was issued. The death benefit value is calculated at the close of the business day on which the Company's Customer Service Office receives due proof of death and written distribution instructions. Please refer to the Death Benefit section in the prospectus for details.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course any applicable income and penalty taxes will apply on amounts withdrawn.

     AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your contract to match your original (or your latest) funding option allocation request.

                                   FEE TABLE
--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES

     WITHDRAWAL CHARGE (as a percentage of purchase payments withdrawn):

            LENGTH OF TIME FROM
             PURCHASE PAYMENT
             (NUMBER OF YEARS)                    CHARGE
                   0-1                              7%
                   1-2                              7%
                   2-3                              7%
                   3-4                              6%
                   4-5                              5%
                   5-6                              4%
                   6-7                              3%
                7 and over                          0%

ANNUAL CONTRACT ADMINISTRATIVE CHARGE:             $30


ANNUAL SEPARATE ACCOUNT CHARGES:
  (as a percentage of the average daily net assets of the
  Separate Account)
      Mortality and Expense Risk Charge.....................   1.25%
      Administrative Expense Charge.........................    .15%
                                                               -----
          Total Separate Account Charges....................   1.40%

FUNDING OPTION EXPENSES:
  (as a percentage of average daily net assets of the funding option as of December 31, 1998, unless otherwise noted.)

                                                                                                     TOTAL ANNUAL
                                                                                                      OPERATING
                                                                                   OTHER EXPENSES      EXPENSES
                                                           MANAGEMENT                  (AFTER           (AFTER
                        PORTFOLIO                             FEE       12B-1 FEE  REIMBURSEMENT)   REIMBURSEMENT)
------------------------------------------------------------------------------------------------------------------
TRAVELERS HIGH YIELD BOND TRUST..........................    0.50%                     0.32%               0.82%
TRAVELERS MONEY MARKET PORTFOLIO.........................    0.32%                     0.08%               0.40%(1)
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
    Salomon Brothers Variable Capital Fund...............    0.85%                     0.15%               1.00%(2)
    Salomon Brothers Variable High Yield Bond Fund.......    0.75%                     0.25%               1.00%(2)
    Salomon Brothers Variable Investors Fund.............    0.70%                     0.30%               1.00%(2)
    Salomon Brothers Variable Total Return Fund..........    0.80%                     0.20%               1.00%(2)
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Franklin Small Cap Investments Fund Class II.........    0.75%          0.25%      0.25%               1.25%(3)
    Templeton International Fund Class II................    0.69%          0.25%      0.17%               1.11%(4)
THE TRAVELERS SERIES TRUST
    Large Cap Portfolio (Fidelity sub-adviser)...........    0.75%                     0.20%               0.95%(5)
    MFS Mid Cap Growth Portfolio.........................    0.80%                     0.20%               1.00%(6)
    MFS Research Portfolio...............................    0.80%                     0.20%               1.00%(6)
    Travelers Quality Bond Portfolio.....................    0.32%                     0.31%               0.63%
TRAVELERS SERIES FUND, INC.
    AIM Capital Appreciation Portfolio...................    0.80%                     0.05%               0.85%(7)
    MFS Total Return Portfolio...........................    0.80%                     0.04%               0.84%(7)
    Putnam Diversified Income Portfolio..................    0.75%                     0.12%               0.87%(7)
VARIABLE ANNUITY PORTFOLIOS
    CitiSelect VIP Folio 200 Conservative................    0.75%                     0.20%               0.95%(8)
    CitiSelect VIP Folio 300 Balanced....................    0.75%                     0.20%               0.95%(8)
    CitiSelect VIP Folio 400 Growth......................    0.75%                     0.50%               1.25%(8)
    CitiSelect VIP Folio 500 Growth Plus.................    0.75%                     0.50%               1.25%(8)
    CitiFunds Small Cap Growth VIP Portfolio.............    0.75%                     0.15%               0.90%(8)

NOTES:

The purpose of the Fee Table is to assist contract owners in understanding the various costs and expenses that a contract owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the Contract.

(1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Annual Operating Expenses would have been 0.65% for the TRAVELERS MONEY MARKET PORTFOLIO.

(2) SBAM has waived all of its Management Fees for the following Salomon Brothers Funds for the period ended December 31, 1998. If such fees were not waived or expenses reimbursed, the actual annualized Total Annual Operating Expenses for the INVESTORS FUND, the HIGH YIELD BOND FUND, the CAPITAL FUND, and the TOTAL RETURN FUND would have been 2.07%, 2.04%, 3.26%, and 2.90%, respectively.

(3) Figures reflect expenses from the Fund's inception on May 1, 1998 and are annualized. The Investment Manager agreed in advance to limit management fees and make certain payments to reduce the Fund expenses as necessary so that the Total Fund Operating Expenses did not exceed 1.25% of the Fund's Class 2 net assets in 1998. Without such arrangement, the annualized Total Annual Operating Expenses would have been 2.00%. The Investment Manager has agreed to continue this arrangement through 1999. Class 2 of the FRANKLIN SMALL CAP INVESTMENTS FUND has a distribution plan or "Rule 12b-1 plan".

(4) Class 2 of the TEMPLETON INTERNATIONAL FUND has a distribution plan or "Rule 12b-1 plan".

(5) Other Expenses reflect the current expense reimbursement arrangement with Travelers where Travelers has agreed to reimburse the Portfolio for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the annualized Total Annual Operating Expenses for the Portfolio would have been 1.23% for the LARGE CAP PORTFOLIO.

(6) Travelers Insurance has agreed to reimburse the MFS MID CAP GROWTH PORTFOLIO, and the MFS RESEARCH PORTFOLIOS for expenses for the period ended December 31, 1998. If such expenses were not reimbursed, the actual annualized Total Annual Operating Expenses would have been 1.62% and 1.37% respectively.

(7) Other expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.

(8) Absent fee waivers and reimbursements, the Total Annual Operating Expenses for CitiSelect VIP Folio 200 Conservative, CitiSelect VIP Folio 300 Balanced, CitiSelect VIP Folio 400 Growth, CitiSelect VIP Folio 500 Growth Plus, and the CitiFunds Small Cap Growth VIP Portfolio for the period ended December 31, 1998, would have been 4.30%, 3.23%, 4.16%, 5.53%, and 5.74%
     respectively.

EXAMPLE*

Assuming a 5% annual return, a $1,000 investment would be subject to the following expenses:

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:            IS ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
TRAVELERS HIGH YIELD BOND TRUST                      $94      $142      $174       $266      $24       $72      $124       $266
TRAVELERS MONEY MARKET PORTFOLIO                      89       130       153        222       19        60       103        222
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
 Salomon Brothers Variable Capital Fund               95       148       183        284       25        78       133        284
 Salomon Brothers Variable High Yield Bond Fund       95       148       183        284       25        78       133        284
 Salomon Brothers Variable Investors Fund             95       148       183        284       25        78       133        284
 Salomon Brothers Variable Total Return Fund          95       148       183        284       25        78       133        284
TEMPLETON VARIABLE PRODUCTS SERIES FUND
 Franklin Small Cap Investments Fund Class II         98       155       195        308       28        85       145        308
 Templeton International Fund Class II                96       151       189        294       26        81       139        294
THE TRAVELERS SERIES TRUST
 Large Cap Portfolio (Fidelity sub-adviser)           95       146       181        279       25        76       131        279
 MFS Mid Cap Growth Portfolio                         95       148       183        284       25        78       133        284
 MFS Research Portfolio                               95       148       183        284       25        78       133        284
 Travelers Quality Bond Portfolio                     92       137       164        246       22        67       114        246
TRAVELERS SERIES FUND, INC.
 AIM Capital Appreciation Portfolio                   94       143       176        269       24        73       126        269
 MFS Total Return Portfolio                           94       143       175        268       24        73       125        268
 Putnam Diversified Income Portfolio                  94       144       177        271       24        74       127        271
VARIABLE ANNUITY PORTFOLIOS
 CitiSelect VIP Folio 200 Conservative                95       146       181        279       25        76       131        279
 CitiSelect VIP Folio 300 Balanced                    95       146       181        279       25        76       131        279
 CitiSelect VIP Folio 400 Growth                      98       155       195        308       28        85       145        308
 CitiSelect VIP Folio 500 Growth Plus                 98       155       195        308       28        85       145        308
 CitiFunds Small Cap Growth VIP Portfolio             94       145       178        274       24        75       128        274

* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE REFLECTS THE $30 ANNUAL CONTRACT ADMINISTRATIVE CHARGE AS AN ANNUAL CHARGE OF .030%.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

CitiElite is a contract between the contract owner ("you"), and First Citicorp Life Insurance Company (called "us" or the "Company"). Under this contract, you make purchase payments to us and we credit them to your Contract. The Company promises to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding option(s) of your choice. The contract owner assumes the risk of gain or loss according to the performance of the funding options. The contract value is the amount of purchase payments, plus or minus any investment experience or interest. The contract value also reflects all surrenders made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Customer Service Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

If you have any questions about the Contract, call the Company's Customer Service Office at 1-800-497-4857.

PURCHASE PAYMENTS

The initial purchase payment must be at least $5,000. This amount may be paid in one or more installments within the first twelve months after the contract date. Additional payments of at least $100 may be made under the Contract at any time. We reserve the right to waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made with our prior consent.

We will apply the initial purchase payment within two business days after we receive it at our Customer Service Office in good order. Subsequent purchase payments received in good order will be credited to a Contract within one business day. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your Contract is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS

You choose which of the following funding options to have your purchase payments allocated to. These funding options are subsections of the Separate Account which invests in the underlying mutual funds. You are not investing directly in the mutual funds. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-497-4857.

If any of the funding options become unavailable for allocating purchase payments, or if we believe that further investment in a funding option is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any applicable state and SEC approval. From time to time we may make new funding options available.

The current funding options are listed below, along with their investment advisers and any subadviser:

        FUNDING OPTION                          INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Trust            Generous income. The assets of the High Yield Bond  Travelers Asset Management
                                 Trust will be invested in bonds which, as a class,  International Corporation sell at discounts from par value and are typically  ("TAMIC")
                                 high risk securities.
Money Market Portfolio           Seeks high current income from short-term money     TAMIC
                                 market instruments while preserving capital and
                                 maintaining a high degree of liquidity.

SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Salomon Brothers Variable    Seeks capital appreciation, primarily through       Salomon Brothers Asset
    Capital Fund                 investments in common stocks which are believed to  Management ("SBAM")
                                 have above-average price appreciation potential
                                 and which may involve above-average risk.
    Salomon Brothers Variable    Seeks to maximize current income, and,              SBAM
    High Yield Bond Fund         secondarily, to seek capital appreciation through
                                 investments in medium or lower rating categories.
    Salomon Brothers Variable    Long-term growth of capital. Current income is a    SBAM
    Investors Fund               secondary objective.
    Salomon Brothers Variable    Seeks above average income (compared to a           SBAM
    Total Return Fund            portfolio invested entirely in equity securities).
                                 Secondarily seeks opportunities for growth of
                                 capital and income.

TEMPLETON VARIABLE PRODUCTS
SERIES FUND
    Franklin Small Cap           Seeks long-term capital growth. The Fund seeks to   Franklin Advisers, Inc.
    Investments Fund (Class II)  accomplish its objective by investing primarily
                                 (normally at least 65% of its assets) in equity
                                 securities of smaller capitalization growth
                                 companies.
    Templeton International      Seeks long-term capital growth through a flexible   Templeton Investment
    Fund (Class II)              policy of investing in stocks and debt obligations  Counsel, Inc.
                                 of companies and governments outside the United
                                 States. Any income realized will be incidental.

THE TRAVELERS SERIES TRUST
    Large Cap Portfolio          Seeks long-term growth of capital by investing      TAMIC
                                 primarily in equity securities of companies with    Subadviser: Fidelity Management
                                 large market capitalizations.                       & Research Company
    MFS Mid Cap Growth           Seeks to obtain long term growth of capital by      TAMIC
    Portfolio                    investing, under normal market conditions, at       Subadviser: Massachusetts
                                 least 65% of its total assets in equity securities  Financial Services Company
                                 of companies with medium market capitalization      ("MFS")
                                 which the investment adviser believes have
                                 above-average growth potential.
    MFS Research Portfolio       Seeks to provide long-term growth of capital and    TAMIC
                                 future income by investing in equity securities of  Subadviser: MFS companies believed to possess better than average
                                 prospects for long-term growth.
    Travelers Quality Bond       Seeks current income, moderate capital volatility   TAMIC
    Portfolio                    and total return.

TRAVELERS SERIES FUND, INC.
    AIM Capital Appreciation     Seeks capital appreciation by investing             Travelers Investment Advisers
    Portfolio                    principally in common stock, with emphasis on       ("TIA")
                                 medium-sized and smaller emerging growth            Subadviser: AIM Capital
                                 companies.                                          Management, Inc.
    MFS Total Return Portfolio   Seeks to obtain above-average income (compared to   TIA
                                 a portfolio entirely invested in equity             Subadviser: MFS
                                 securities) consistent with the prudent employment
                                 of capital. Generally, at least 40% of the
                                 Portfolio's assets will be invested in equity
                                 securities.
    Putnam Diversified Income    Seeks high current income consistent with           TIA
    Portfolio of the Travelers   preservation of capital by allocating its
    Series Fund Inc.             investments among the following three sectors of
                                 the fixed-income securities markets: a U.S.
                                 Government Sector, a High Yield Sector, and an
                                 International Sector.

        FUNDING OPTION                          INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY PORTFOLIOS
    CitiSelect VIP Folio 200     This portfolio seeks as high a total return over    Citibank, N.A.
    Conservative                 time as is consistent with a primary emphasis on
                                 fixed income securities and a secondary emphasis
                                 on equity securities. Under normal circumstances,
                                 20%-40% of the portfolio's assets will be invested
                                 in equity securities and 60%-80% of the
                                 portfolio's assets will be invested in fixed
                                 income securities.
    CitiSelect VIP Folio 300     This portfolio seeks as high a total return over    Citibank, N.A.
    Balanced                     time as is consistent with a balanced emphasis on
                                 equity and fixed income securities. Under normal
                                 circumstances, 40%-60% of the portfolio's assets
                                 will be invested in equity securities and 40%-60%
                                 of the portfolio's assets will be invested in
                                 fixed income securities.
    CitiSelect VIP Folio 400     This portfolio seeks as high a total return over    Citibank, N.A.
    Growth                       time as is consistent with a primary emphasis on
                                 equity securities and a secondary emphasis on
                                 fixed income securities. Under normal
                                 circumstances, 60%-80% of the portfolio's assets
                                 will be invested in equity securities and 20%-40%
                                 of the portfolio's assets will be invested in
                                 fixed income securities.
    CitiSelect VIP Folio 500     This portfolio seeks as high a total return over    Citibank, N.A.
    Growth Plus                  time as is consistent with a dominant emphasis on
                                 equity securities and a small allocation to fixed
                                 income. Under normal circumstances, 75%-100% of
                                 the portfolio's assets will be invested in equity
                                 securities and 0%-25% of the portfolio's assets
                                 will be invested in fixed income securities.
    CitiFunds Small Cap Growth   This fund seeks long-term capital growth by         Citibank, N.A.
    VIP Portfolio                investing in equity securities of U.S. companies
                                 with market capitalizations below the top 1,000
                                 stocks of the equity market. Under normal
                                 circumstances, at least 65% of the fund's total
                                 assets will be invested in such companies.
                                 Dividend income, if any, is incidental to this
                                 investment objective.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint contract owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses, and

     - other costs of doing business.

Risks we assume include:

     - risks that annuitants may live longer than estimated when the annuity factors under the Contracts were established,

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges, the mortality and expense risk charge, and the distribution charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. In no event will we reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are applied under the Contract. However, a withdrawal charge will be deducted if any or all of the contract value is withdrawn during the first seven years following a purchase payment. The length of time from when we receive the purchase payment to the time of withdrawal determines the amount of the charge. We will deduct the withdrawal charge from the total amount requested unless you instruct us to deduct it from the remaining contract value.

The withdrawal charge is equal to a percentage of purchase payments withdrawn from the Contract and is calculated as follows:

LENGTH OF TIME FROM
 PURCHASE PAYMENT                     WITHDRAWAL
 (NUMBER OF YEARS)                      CHARGE
        0-1                               7%
        1-2                               7%
        2-3                               7%
        3-4                               6%
        4-5                               5%
        5-6                               4%
        6-7                               3%
    7 and over                            0%

For purposes of the withdrawal charge calculation, we will make withdrawals in the following order:

        (a) from any purchase payments to which no withdrawal charge applies;

        (b) from any remaining free withdrawal allowance (as described below) after reduction by the amount of (a);

        (c) from any purchase payments to which withdrawal charges apply (on a first-in, first-out basis); and, finally

        (d) from any Contract earnings.

NOTE: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge.

We will not deduct a withdrawal charge (1) from payments we make due to the distribution of death proceeds; or (2) upon election of a lifetime annuity payout taken after the first Contract year or; (3) due to a minimum distribution under our minimum distribution rules then in effect.

FREE WITHDRAWAL ALLOWANCE

You may withdraw up to 15% of the contract value annually, without a withdrawal charge. (If you have purchase payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of purchase payments no longer subject to a withdrawal charge. Note: Any free withdrawal taken will reduce purchase payments no longer subject to a withdrawal charge.) For the first contract year, the available amount is 15% of the initial purchase payment. Beginning in the second contract year, we calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal allowance applies to any partial withdrawals and to full withdrawals, except those transferred directly to annuity contracts issued by other financial institutions. In Washington state, the free withdrawal provision applies to all withdrawals.

ADMINISTRATIVE CHARGES


We deduct a Contract administrative charge of $30 annually on each anniversary of the contract date. This charge compensates us for expenses incurred in establishing and maintaining the Contract. The charge is deducted from the contract value by canceling accumulation units from each funding option on a pro rata basis. No contract administrative charge will be deducted from the Fixed Account. For the first year, this charge will be prorated (i.e. calculated) from the date of purchase. A prorated charge will also be made if the Contract is completely withdrawn or terminated. We will not deduct a contract administrative charge: (1) from the distribution of death proceeds; or (2) after an annuity payout has begun.


An administrative expense charge (sometimes called "sub-account administrative charge") is deducted on each business day from amounts allocated to the variable funding options. This charge compensates us for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, the Company deducts a mortality and expense risk ("m & e") charge from amounts held in the variable funding options. The deduction is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.25% of the amounts held in each funding option. We reserve the right to lower this charge at any time.

FUNDING OPTION EXPENSES

The charges and expenses of the funding options are summarized in the fee table and are described in the accompanying prospectuses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. Where required, the Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between funding options. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. Since different funding options have different expenses, a transfer of contract values from one funding option to another could result in your investment becoming subject to higher or lower expenses. After the maturity date, you may make transfers between funding options only with our consent. Please refer to Appendix A for information regarding transfers between the Fixed Account and the variable funding options.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract so that more accumulation units are purchased in a funding option if the value per unit is low and fewer accumulation units are purchased if the value per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long run.

You may elect the DCA Program through written request or other method acceptable to the Company. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $100.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, the Company may credit increased interest rates to contract owners under an administrative Special DCA Program established at the discretion of the Company, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Transfer Program, the interest rate can accrue up to 6 months on funds in the Special DCA Program and all purchase payments and accrued interest must be transferred on a level basis to the selected funding option in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and all purchase payments and accrued interest in this Program must be transferred on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, your contract value will be credited for the remainder of 6 or 12 months with the interest rate for non-Program funds.

A contract owner may only have one DCA Program or Special DCA Program in place at one time. Any subsequent purchase payments received by the Company within the Program period selected will be allocated to the current funding options over the remainder of that Program transfer period, unless otherwise directed by the contract owner.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between investment options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value, less any withdrawal charge, outstanding loans and any premium tax not previously deducted. You must submit a written request specifying the fixed or variable funding option(s) from which amounts are to be withdrawn. If no funding options are specified, the withdrawal will be made on a pro rata basis. The cash surrender value will be determined as of the close of business after we receive your surrender request at the Customer Service Office. The cash surrender value may be more or less than the purchase payments made depending on the contract value at the time of surrender. For information about withdrawals from your payout option after the Maturity Date (with no life contingency), refer to the Statement of Additional Information.

We may defer payment of any cash surrender value for up to seven days after the written request is received in good order. We cannot process requests for withdrawal that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Beginning in the first contract year, and before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. Any applicable withdrawal charges (on amounts in excess of the free withdrawal allowance) and any applicable premium taxes will be deducted. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form provided by the Company. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but at least 30 days' notice must be given to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your contract. If available, all loan provisions are described in your contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

Contract Owner ("you"). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom the contract is subsequently assigned. An assignment of ownership or a collateral assignment may be made only for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the contract provided you have not named an irrevocable beneficiary and provided the Contract is not assigned.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, joint owners (i.e., spouses) may be named in a written request before the contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death if the other joint owner survives. If the first joint owner to die is also the annuitant, the death benefit will be paid to the beneficiary if there is no contingent annuitant. If the first joint owner to die is not the annuitant, the entire interest under the contract will pass to the surviving joint owner.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any remaining contractual benefits upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant, they will share equally in benefits unless the Company receives other instructions, by written request before the death of the annuitant or contract owner.

With nonqualified contracts, as discussed under "Death Benefit," the beneficiary named in the contract may differ from the designated beneficiary. (For example, a designated beneficiary may be the joint owner.) In such cases, the designated beneficiary receives the contract benefits (rather than the beneficiary) upon your death.

Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect.

For nonqualified Contracts only, where the owner and annuitant are not the same person, the contract owner may also name one individual as a contingent annuitant by written request before the Contract becomes effective. If the annuitant dies before the maturity date, while the owner is still living and a contingent annuitant has been named, the contingent annuitant becomes the annuitant, and the contract continues. However, if the annuitant who is also the owner dies before the maturity date, the death benefit is paid to the beneficiary. The contingent annuitant does not become the annuitant and is not entitled to receive any contract benefits. A contingent annuitant may not be changed, deleted or added after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, when there is no contingent annuitant, a death benefit is payable when either the annuitant or a contract owner dies. The death benefit is calculated as of the close of the business day on which the Company's Customer Service Office received due proof of death and written payment instructions (the death report date).

DEATH PROCEEDS BEFORE THE MATURITY DATE

WHERE ANNUITANT WAS YOUNGER THAN AGE 68 ON THE CONTRACT DATE:

The death benefit payable will be the greatest of (1), (2) or (3) below, less any applicable premium tax and outstanding loans:

        (1) the Contract Value;

        (2) the total Purchase Payments made under the Contract less any partial surrenders; or

        (3) the Step-Up Value, if any (as described below).

We must be notified no later than six months from the date of death in order for Us to make payment of proceeds as described above. If we receive the notification more than six months after the date of death, the Death Benefit payable will be the Contract Value on the Death Report Date less any applicable premium tax and outstanding loans.

WHERE ANNUITANT WAS AGE 68 THROUGH 75 ON THE CONTRACT DATE:

The death benefit payable will be the greatest of (1), (2) or (3) below, less any applicable premium tax, and outstanding loans:

        (1) the Contract Value;

        (2) the total Purchase Payments made under the Contract less any partial surrenders; or

        (3) the Step-Up Value (as described below) associated with the seventh Contract Date Anniversary.

We must be notified no later than six months from the date of death in order for Us to make payment of proceeds as described above. When permitted by state law, if we receive notification more than six months after the date of death, the Death Benefit payable will be the Contract Value on the Death Report Date less any applicable premium tax and outstanding loans.

WHERE ANNUITANT WAS AGE 76 OR OLDER ON THE CONTRACT DATE:

The death benefit payable will be the Contract Value on the Death Report Date, less any applicable premium tax and any outstanding loans.

STEP-UP VALUE:

A Step-Up Value will be established on the seventh Contract Date anniversary. The Step-Up Value will equal the Contract Value on that anniversary. For Contracts where the Annuitant was younger than 68 on the Contract Date, the Step-Up Value will be recalculated on each anniversary until the Annuitant's 76th birthday. If the Contract Value on the anniversary is greater than the Step-Up Value, the Step-Up Value will be reset to equal the Contract Value on that date. If the Step-Up Value is greater than the Contract Value, the Step-Up Value remains unchanged. For all contracts, each time a Purchase Payment is made we will increase the Step-Up Value by the amount of the payment and, when a partial surrender is taken, we will reduce the Step-Up Value by a Partial Surrender Reduction (as described below).

The Partial Surrender Reduction equals:

        (1) the Step-Up Value immediately before the reduction for the partial surrender, multiplied by

        (2) the amount of the partial surrender divided by

        (3) the Contract Value immediately before the partial surrender.

PAYMENT OF PROCEEDS

The process of paying death benefit proceeds under various situations is described below. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

DEATH OF ANNUITANT WHO IS THE CONTRACT OWNER. The Company will pay the proceeds to the beneficiary(ies), or if none, to the contract owner's estate.

The death benefit proceeds must be distributed to the beneficiary within five years of the contract owner's death. Or, the beneficiary may elect to receive payments from an annuity which begins within one year of the contract owner's death and is payable over the life of the beneficiary over a period not exceeding the beneficiary's life expectancy.

Under a nonqualified contract, if the beneficiary is the contract owner's spouse, he or she may elect to continue the contract as the new contract owner rather than receiving the distribution. In such case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as contract owner, dies.

DEATH OF ANNUITANT WHO IS NOT THE CONTRACT OWNER (NONQUALIFIED CONTRACTS ONLY). If there is no contingent annuitant, the Company will pay the death proceeds to the beneficiary. However, if there is a contingent annuitant, he or she becomes the annuitant and the Contract continues in effect (generally using the original maturity date). The proceeds described above will be paid upon the death of the last surviving contingent annuitant.

DEATH OF CONTRACT OWNER WHO IS NOT THE ANNUITANT (NONQUALIFIED CONTRACTS ONLY). The Company will pay the proceeds to any surviving joint owner, or if none, to the beneficiary(ies), or if none, to the contract owner's estate. If the surviving joint owner (or if none, the beneficiary) is the

Contract Owner's spouse, he or she may elect to continue the contract as the new contract owner rather than receiving the distribution.

ENTITY AS OWNER. In the case of a nonqualified Contract owned by a nonnatural person (e.g. a trust or another entity), the death benefit will be paid only upon the death of the annuitant.

DEATH PROCEEDS AFTER THE MATURITY DATE

If the owner or annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive scheduled annuity payments. You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout plans (annuity or income options) or elect a lump-sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Unless you elect otherwise, annuity payments will begin on the maturity date stated in the Contract unless the Contract has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or
(c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income options that are not based on any lifetime are also available. We may require proof that the annuitant is alive before annuity payments are made.

Unless you elect otherwise, the maturity date will be the annuitant's 90th birthday or ten years after the effective date of the contract, if later. (For Contracts issued in Florida, the maturity date elected may not be later than the annuitant's 90th birthday.) Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. Independent tax advice should be sought regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

When an annuity option is elected, it may be elected as a variable annuity, a fixed annuity, or a combination of both. (Variable payouts may not be available in all states. Refer to your contract.) If, at the time annuity payments begin, no election has been made to the contrary, the cash surrender value will be applied to provide an annuity funded by the same funding options (contract value, in Oregon). At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which annuity payments will be determined. (See "Transfers.")

VARIABLE ANNUITY

You may choose to receive annuity payments that are based on the performance of one or more of the variable funding options. This is called a variable payout because the amount you receive each month will increase or decrease depending on how the variable funding options perform. When you annuitize, we will credit you with annuity units. An annuity unit measures the dollar value of an annuity payment. We determine the number of annuity units to credit you with by dividing the first monthly annuity payment for each funding option by the accumulation unit value for that funding option as of 14 days before the annuity payments begin. The number of annuity units (but not their value) remains fixed during the annuity period.

HOW WE DETERMINE THE FIRST ANNUITY PAYMENT. The Contract contains tables used to determine the first monthly annuity payment. If a variable annuity is elected, the amount applied to it will be the value of the funding options as of 14 days before the annuity payments begin less any premium taxes due.

The first monthly payment amount depends on the annuity option elected and the annuitant's adjusted age. The Contract contains a formula for determining the adjusted age. We calculate the first monthly payment by multiplying the benefit per $1,000 applied, shown in the Contract tables, by the number of thousands of dollars of Contract value applied to the annuity option. We also factor in an assumed daily net investment factor of 3%. This assumed daily net investment factor is used to determine the guaranteed payout rates shown. If net investment rates are higher at the time annuitization is selected, payout rates will be higher than those shown. Payout rates will not be lower than those shown. We reserve the right to require satisfactory proof of an annuitant's age before we make the first annuity payment.

HOW WE DETERMINE THE PAYMENTS AFTER THE FIRST. The dollar amount of all annuity payments after the first will change from month to month based on the investment performance of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. The actual amounts of these payments are determined by multiplying the number of annuity units credited to each funding option by the corresponding annuity unit value as of the date 14 days before the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount applied to effect the annuity will be the cash surrender value, determined as of the date annuity payments begin. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Joint Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the contract.

The minimum amount that can be placed under an annuity option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in one lump sum (except in states, where this is not permitted), or in accordance with the payment option that you select. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, all or any part of the cash surrender value (or, where required by state law, contract value) may be paid under one or more of the following annuity options. Payments under the annuity options may be elected on a monthly, quarterly, semiannual or annual basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. One will be designated the primary payee, the other will be designated the secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the cash surrender value (or, where required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. The Company will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The first payment and all later payments will be paid from amounts attributable to each investment option in proportion to the cash surrender value attributable to each. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. The Company will make payments for the fixed period selected based on the cash surrender value as of the date payments begin. If, at the death of the annuitant, the total number of fixed payments has not been made, the payments will be made to the beneficiary.

Option 3 -- Other Income Options. The Company will make any other arrangements for income payments as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value (including charges) within twenty days after you receive it (the "right to return period"). Where state law requires a longer period, or the return of purchase payments, the Company will comply. You bear the investment risk during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your purchase payment will be refunded in full; during the remainder of the right to return period, the contract value (including charges) will be refunded. The contract value will be determined following the close of the business day on which we receive a written request for a refund. Refer to your Contract for any state-specific information.

TERMINATION

Once the aggregate purchase payment minimum is met, you do not need to make any additional purchase payments to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if the contract value as of that date is less than $1,000 and no purchase payments have been made for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash surrender value (contract value less any applicable premium tax, in the states that so require), less any applicable charges and any outstanding loans.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the date of the report for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal or state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

TRANSFERS OF CONTRACT VALUES TO OTHER ANNUITIES

We may permit contract owners to transfer their contract values into other annuities offered by us or our affiliated insurance companies under rules then in effect.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Separate Account was established on July 6, 1994 and is registered with the SEC as a unit investment trust (separate account) under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of the Separate Account will be invested in the shares of the variable funding options for this contract and for other annuity contracts offered under the Separate Account.

The assets of the Separate Account are held for the exclusive benefit of the owners of this separate account, according to the laws of New York. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. All such income and/or distributions are reinvested in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's funding options. We may advertise the "standardized average annual total returns" of the funding option, calculated in a manner prescribed by the SEC, and the "non-standardized total return," as described below. Once available, specific examples of the performance information will appear in the SAI.

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for Contracts sold (or anticipated to be sold). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any withdrawal charge or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For funding options that were in existence before they became available under the Separate Account, the standardized total return quotations may be accompanied by returns showing the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: regular IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans, and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits, and also special rules regarding Roth IRAs. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

Assets in the separate account, also referred to as a segregated asset account, must be owned by the Company and not by the Contract Owner for federal income tax purposes. Otherwise, the deferral of taxes is lost and income and gains from the account would be includable annually in the Contract Owner's gross income.

The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses an incident of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department announced, in connection with the issuance of temporary regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement, dated September 15, 1986, also stated that the guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The Company does not know if such guidance will be issued, or if it is, what standards it may set. Furthermore, the Company does not know if such guidance may be issued with retroactive effect. New regulations are generally issued with a prospective-only effect as to future sales or as to future voluntary transactions in existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent Contract Owners from being considered the owner of the assets of the separate account.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANY

First Citicorp Life Insurance Company is a stock life insurance company organized under the laws of the State of New York in 1978. First Citicorp Life is wholly owned by Citicorp Life Insurance Company, an Arizona insurer, which in turn, is wholly owned by Citibank Delaware. Citibank Delaware is a wholly owned subsidiary of Citicorp Holdings Inc., which in turn, is a wholly owned subsidiary of Citigroup Inc. one of the world's largest bank holding companies.

First Citicorp Life engages in the reinsurance of credit life insurance issued by other insurance companies. First Citicorp Life also issues term life insurance and fixed and variable annuities on a direct basis. The Company's Home Office is located at 666 Fifth Avenue, 3rd Floor, New York, NY 10103.

FINANCIAL STATEMENTS

The financial statements for the insurance company are located in the Statement of Additional Information. The financial statements for the separate account will be available through annual reports to shareholders. These reports are accessible through the SEC's website that appears on page 1 of the prospectus.

YEAR 2000 COMPLIANCE

Like all financial services providers, we use computer systems that may be affected by Year 2000 transition issues, and rely on service providers, including the funding options, whose systems also may be affected. We have developed, and are in the process of implementing, a Year 2000 transition plan. In addition, we are in the process of confirming that the funding options and other service providers are also engaged in similar transition plans. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on our operations. However, as of the date of this prospectus, it is not anticipated that you will experience negative effects on your investment, or on the services we provide, as a result of Year 2000 transition implementation. As of January 1, 1999, our systems are Year 2000 compliant, but there can be no assurance that the interaction with other service providers will not impair services at that time.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter for the Contracts is CFBDS, Inc., 21 Milk St., Boston, MA. CFBDS, Inc. is not affiliated with the Company or the Separate Account.

Up-front compensation paid to sales representatives will not exceed 7.00 % of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the legal requirements of any governmental agency to which the Company, the Contract or the contract owner is subject. Where a state requires contract owner approval, we will comply.

VOTING RIGHTS

The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the separate account or the Company.
Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under New York law and the validity of the forms of the variable annuity contracts under New York law, have been passed on by the General Counsel of the Company.

                                   APPENDIX A
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semi-annual anniversary of the contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Account Value on the semi-annual contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX B
--------------------------------------------------------------------------------

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the insurance company. A list of the contents of the Statement of Additional Information is set forth below:

     The Insurance Company
     Principal Underwriter
     Valuation of Assets
     Mixed and Shared Funding
     Performance Information
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 1999 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to the Company's Customer Service Office.

Name:
---------------------------------------------------------------------------

Address:
------------------------------------------------------------------------

                                       B-1